ARTHUR ANDERSON LLP

                                                                    Exhibit 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports, dated February 19, 1999, included in this Form 10-K, into AMF Bowling, Inc.'s previously filed Registration Statement File No. 333-41773.




Richmond, Virginia
March 17, 1999